UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2012

FRATERNITY COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54271	27-3683448
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

764 Washington Boulevard, Baltimore, Maryland 21230
(Address of principal executive offices) (Zip Code)

(410) 539-1313
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 15, 2012, the stockholders of Fraternity Community Bancorp, Inc. (the “Company”) approved the Fraternity Community Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”).  Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan.  The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company’s definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 11, 2012.

Item 5.07   Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of stockholders was held on May 15, 2012.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for terms of three years or until their successors are elected and qualified, by the following vote:

NAME:	FOR	WITHHELD	BROKER NON-VOTES
William D. Norton	812,622	187,270	488,003
Thomas K. Sterner	916,622	83,270	488,003

2.	The Fraternity Community Bancorp, Inc. 2012 Equity Incentive Plan was approved by stockholders by the following vote:

FOR	% CAST	AGAINST	% CAST	ABSTAIN	% CAST	BROKER NON-VOTES
826,615	83.0%	169,227	16.9%	4,050	0.1%	488,003

3.	The appointment of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the stockholders by the following vote:

FOR	% CAST	AGAINST	% CAST	ABSTAIN	% CAST
1,477,445	99.3%	10,450	0.7%	-0-	-0-

Item 8.01                      Other Events

On May 14, 2012, the Company’s Board of Directors approved a stock repurchase program whereby the Company may repurchase up to 10%, or 158,700 shares, of its outstanding common stock, which will be conducted through open market purchases or privately negotiated transactions.  The program is eligible to commence upon receiving a satisfactory response from the Company’s regulator, the Federal Reserve Bank of Richmond. For further information, see the Company’s press release dated May 14, 2012, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

        (d)   Exhibits

Number                         Description

99.1                                Press Release dated May 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRATERNITY COMMUNITY BANCORP, INC.

Date: May 17, 2012	By:	/s/ Thomas K. Sterner
Thomas K. Sterner
Chairman of the Board, Chief Executive Officer and Chief Financial Officer